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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                     ----------------------------------

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported): February 17, 2005

                           ZOLTEK COMPANIES, INC.
           (Exact name of registrant as specified in its charter)

           MISSOURI                0-20600                       43-1311101
        (State or other        (Commission File               (I.R.S. Employer
        jurisdiction of            Number)                     Identification
         organization)                                             Number)

        3101 MCKELVEY ROAD
        ST. LOUIS, MISSOURI                                        63044
        (Address of principal executive offices)                (Zip Code)

                               (314) 291-5110
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
        (Former name or former address if changed since last report)

                     ----------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         See Item 5.02 which is incorporated herein by reference.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On February 17, 2005, Zoltek Companies, Inc. (the "Company") issued a press release announcing the appointment of David M. Harding, 41, as its new President and Chief Operating Officer. Prior to joining the Company on March 2, 2005, since 1986 Mr. Harding was employed in various positions with Air Products and Chemicals, Inc, a global conglomerate, most recently as its Director of Operations - North American Western Region. Mr. Harding's compensation package will include an annual salary of $225,000, bonus opportunity, a stock option grant for 100,000 shares of the Company's common stock pursuant to the Company's 2003 Long-Term Equity Incentive Plan, and the Company's standard benefit package including a group insurance program, 401(k) plan and other benefits. A copy of the press release is attached hereto and incorporated herein as Exhibit 99.


ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) The following exhibit is filed as part of this report:

                  Exhibit Number                   Description
                  --------------                   -----------

                  99                    Press Release issued by the Company
                                        on February 17, 2005.

                                    * * *

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                                 SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 23, 2005

                           ZOLTEK COMPANIES, INC.

                           By /s/ Kevin Schott
                              -----------------------
                              Kevin Schott
                              Chief Financial Officer

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                                EXHIBIT INDEX

 Exhibit
 Number                                   Description
 ------                                   -----------

   99                       Press Release, dated February 17, 2005.


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